EXHIBIT 10.4

EMPLOYMENT LETTERS OF INTENT WITH EXECUTIVE OFFICERS

A. Employment Letter with John Brown

ZION OIL & GAS, INC.

September 2, 2003

Mr. John M. Brown
6510 Abrams Rd., Suite 300
Dallas, TX 75231

Re: Executive Employment Agreement

Dear Mr. Brown,

This letter serves to confirm our non-binding intent to enter into a formal employment agreement with you to retain your services as Chairman and Chief Executive Officer of Zion Oil & Gas, Inc. (the "Company") under the following terms and conditions.

1. Position: Chairman and Chief Executive Officer.

2. Effective Date: July 1, 2003.

3. Term: Through December 31, 2008. Extendable annually thereafter, subject to 90 day notice by either party of intention not to extend, until employee's attaining 70 years of age; thereafter, extendable annually by mutual consent.

4. Salary: (a) Between July 1- December 31, 2003, $4,500 per month, plus $500 monthly payment on account of home office expenses. (b) Commencing January 1, 2004, $120,000 annually.

5. Company Initiated Termination or Non-Extension of Term prior to 70 years of age:

  Severe Disability,

    Definition: 120 days incapacity in any 365 day period,

    Notice: 30 days,

    Severance Pay: None

  For Cause

    Definition: Willful misconduct as determined by final court judgment

    Notice: None- effective upon judgment

    Severance Pay: None

  Other than for Cause

    Notice: 90 days

    Severance Pay: payment of remaining term of contract plus 6 months salary

    Additional Severance Pay if Termination or Non- Extension within one year following Change in Control: 3 years salary.

6. Employee Initiated Termination or Non-Extension prior to 70 years of age:

  Notice 90 days

  Severance Pay: None.

7. Insurance: Commencing January 1, 2004, Health, Long Term Disability and Life Insurance with premium not to exceed $2,000 per month.

8. Vacation: 23 working days annually

9. Expenses: Commencing January 1, 2004, Cell Phone; professional fees related to duties; other per corporate expense reimbursement policy to be adopted.

10. Long Term Management Incentive Plan: On establishment, 10% of after payout (on well by well basis) of income to plan attributable to wells drilled on properties acquired during term of employment.

11. Indemnification to extent permissible by law

12. D & O insurance at level to be determined by Board.

13. Standard Confidentiality, Non-Compete (6 months) and Non-Solicitation (12 months) provisions.

14. Charitable Trusts: To be appointed as Chairman of governing bodies of Israeli and U.S. Trusts upon establishment.

15. Law and Jurisdiction: Texas.

The above principal terms will be reflected in a formal Executive Employment Agreement to be entered into between the Company and you. The agreement shall be prepared as soon as reasonably possible and be subject to the approval of the Company's Board of Directors.

Very truly yours,
ZION OIL & GAS, INC.

s/ E.A. Soltero
Eugene A. Soltero, President

ACCEPTED AND AGREED:

s/ John M. Brown
John M. Brown

B. Employment Letter with Eugene Soltero

ZION OIL & GAS, INC.

September 2, 2003

Mr. Eugene A. Soltero
6510 Abrams Rd., Suite 300
Dallas, TX 75231

Re: Executive Employment Agreement

Dear Mr. Soltero,

This letter serves to confirm our non-binding intent to enter into a formal employment agreement with you to retain your services as President and Chief Operating Officer of Zion Oil & Gas, Inc. (the "Company") under the following terms and conditions.

1. Position: President and Chief Operating Officer. Until such time as the Company hires a Chief Financial Officer duties shall include those of Chief Financial Officer.

2. Effective Date: July 1, 2003.

3. Term: Through December 31, 2008. Extendable annually thereafter, subject to 90 day notice by either party of intention not to extend, until employee's attaining 70 years of age; thereafter, extendable annually by mutual consent.

4. Salary: (a) Between July 1- December 31, 2003, $9,500 per month, plus $500 monthly payment on account of home office expenses. (b) Commencing January 1, 2004, $200,000 annually.

5. Company Initiated Termination or Non-Extension of Term prior to 70 years of age:

  Severe Disability,

    Definition: 120 days incapacity in any 365 day period,

    Notice: 30 days,

    Severance Pay: None

  For Cause

    Definition: Willful misconduct as determined by final court judgment

    Notice: None- effective upon judgment

    Severance Pay: None

  Other than for Cause

    Notice: 90 days

    Severance Pay: payment of remaining term of contract plus 6 months salary

    Additional Severance Pay if Termination or Non- Extension within one yearfollowing Change in Control: 3 years salary.

6. Employee Initiated Termination or Non-Extension prior to 70 years of age:

  Notice 90 days

  Severance Pay: None.

7. Insurance: Commencing January 1, 2004, Health, Long Term Disability and Life Insurance with premium totaling not to exceed $2,000 per month.

8. Vacation: 23 working days annually

9. Expenses: Commencing January 1, 2004, Cell Phone; professional fees related to duties; other per corporate expense reimbursement policy to be adopted.

10. Long Term Management Incentive Plan: On establishment, 10% of after payout (on well by well basis) of income to plan attributable to wells drilled on properties acquired during term of employment.

11. Indemnification to extent permissible by law

12. D & O insurance at level to be determined by Board.

13. Standard Confidentiality, Non-Compete (6 months) and Non-Solicitation (12 months) provisions.

14. Law and Jurisdiction: Texas.

The above principal terms will be reflected in a formal Executive Employment Agreement to be entered into between the Company and you. The agreement shall be prepared as soon as reasonably possible and be subject to the approval of the Company's Board of Directors.

Very truly yours,
ZION OIL & GAS, INC.

s/ John M. Brown
John M. Brown, Chairman & CEO

ACCEPTED AND AGREED:

s/ E A Soltero
Eugene A. Soltero

C. Employment Letter with Glen H. Perry

ZION OIL & GAS, INC.

September 2, 2003

Mr. Glen H. Perry
6510 Abrams Rd., Suite 300
Dallas, TX 75231

Re: Executive Employment Agreement

Dear Mr. Perry,

This letter serves to confirm our non-binding intent to enter into a formal employment agreement with you to retain your services as Executive Vice President and General Manager of Israeli Operations of Zion Oil & Gas, Inc. (the "Company") under the following terms and conditions.

1. Position: Executive Vice President and General Manager of Israeli Operations.

2. Effective Date: July 1, 2003.

3. Term: Through December 31, 2008. Extendable annually thereafter, subject to 90 day notice by either party of intention not to extend, until employee's attaining 70 years of age; thereafter, extendable annually by mutual consent.

4. Salary: (a) Between July 1- December 31, 2003, $9,500 per month, plus $500 monthly payment on account of home office expenses. (b) Commencing January 1, 2004, $200,000 annually.

5. Company Initiated Termination or Non-Extension of Term prior to 70 years of age:

  Severe Disability,

    Definition: 120 days incapacity in any 365 day period,

    Notice: 30 days,

    Severance Pay: None

  For Cause

    Definition: Willful misconduct as determined by final court judgment

    Notice: None- effective upon judgment

    Severance Pay: None

  Other than for Cause

    Notice: 90 days

    Severance Pay: payment of remaining term of contract plus 6 months salary

    Additional Severance Pay if Termination or Non- Extension within one year following Change in Control: 3 years salary.

6. Employee Initiated Termination or Non-Extension prior to 70 years of age:

  Notice 90 days

  Severance Pay: None.

7. Insurance: Commencing January 1, 2004, Health, Long Term Disability and Life Insurance with premium not to exceed $2,000 per month.

8. Vacation: 23 working days annually

9. Expenses: Commencing January 1, 2004, Cell Phone; professional fees related to duties; other per corporate expense reimbursement policy to be adopted.

10. Long Term Management Incentive Plan: On establishment, 10% of after payout (on well by well basis) of income to plan attributable to wells drilled on properties acquired during term of employment.

11. Indemnification to extent permissible by law

12. D & O insurance at level to be determined by Board.

13. Standard Confidentiality, Non-Compete (6 months) and Non-Solicitation (12 months) provisions.

14. Law and Jurisdiction: Texas.

15. Relocation: At the Company's request, you will relocate to Israel. On relocation to Israel you will have the option of continuing to benefit from Company provided insurance benefits as noted in item 7 above or from an Israeli Managers Insurance Policy as provided by the Company to its Israel-based executive officers.

The above principal terms will be reflected in a formal Executive Employment Agreement to be entered into between the Company and you. The agreement shall be prepared as soon as reasonably possible and be subject to the approval of the Company's Board of Directors.

Very truly yours,
ZION OIL & GAS, INC.

s/ John M. Brown
John M. Brown, Chairman & CEO

Accepted and agreed:
s/ Glen H. Perry
Glen H. Perry

D. Employment Letter with Philip Mandelker

ZION OIL & GAS, INC.

September 2, 2003

Mr. Philip Mandelker,
44 Tagore Street
Tel Aviv, Israel

Re: Retention Agreement

Dear Mr. Mandelker,

This letter serves to confirm our non-binding intent to enter into a formal retention agreement with you to retain your services as outside General Counsel and Corporate Secretary of Zion Oil & Gas, Inc. (the "Company"). Such services shall include oversight responsibility for administrative and financial matters of the Company's Israeli Branch. In consideration for your services, you shall receive a monthly retainer as follows:

(a)During the period commencing July 1, 2003 and through December 31, 2003, the equivalent in New Israeli Shekels (NIS) of $9,500 per month, plus out of pocket disbursements plus VAT thereon; and

(b) During the period commencing January 1, 2004 the NIS equivalent of $12,500 per month, plus out of pocket disbursements, plus VAT

In addition, the Company shall pay the law firm with which you are associated a monthly office services fee of the NIS equivalent $2,000, plus VAT. Commencing January 1, 2004, the Company shall also bear the cost of a cell phone (one line) and your professional fees and insurance related to the performance of your duties.

In the event that the Company terminates your services in the period prior to your becoming an employee of the Company as set forth below, you shall be entitled to severance pay and termination benefits as provided in item 5 below.

At any time following January 1, 2004, at your option, the Company shall employ you as its Executive Vice President and General Counsel pursuant to an Executive Employment Agreement the principal terms of which shall include:

1. Position: Executive Vice President and General Counsel, with oversight responsibility for administrative and financial matters of the Israeli Branch. Until such time as the company appoints someone else as its corporate secretary, your duties shall include those of corporate secretary.

2. Effective Date: At your option

3. Term: Through December 31, 2008. Extendable annually thereafter, subject to 90 day notice by either party of intention not to extend, until employee's attaining 70 years of age; thereafter, extendable annually by mutual consent.

4. Salary: $200,000 annually

5. Company Initiated Termination or Non-Extension of Term prior to 70 years of age:

  Severe Disability,

    Definition: 120 days incapacity in any 365 day period,

    Notice: 30 days,

    Severance Pay: None

  For Cause

    Definition: Willful misconduct as determined by final court judgment

    Notice: None- effective upon judgment

    Severance Pay: None, subject to determination to the contrary by court judgment; except that employee's contribution to Managers Insurance Policy (Bituach Mnahalian) to be released to employee

  Other than for Cause

    Notice: 90 days

    Severance Pay: Payout of remaining term of contact plus 6 months salary plus release of all monies accrued in Managers Insurance Policy.

    Additional Severance Pay if Termination or Non- Extension within one year following Change in Control: 3 years salary.

6. Employee Initiated Termination or Non-Extension prior to 70 years of age:

  Notice 90 days

  Severance Pay: release of all monies accrued in Managers Insurance Policy

7. Manager's Insurance (Bituach Mnahalim): The Company shall purchase for you a Managers Insurance Policy pursuant to which the Company shall contribute monthly: (i) an amount equal to 8-1/3% of your salary to Pitzuei Piturim; (ii) an amount equal to 5% of your salary to Tagmulim; and (iii) an amount equal to 2.5% of your salary towards disability insurance. You shall contribute an amount equal to 5% of your salary to Tagmulin.

8. Vacation: 23 working days (based on a 5 day work week), plus 10 days recuperation allowance (Dmei Havra'ah), annually.

9. Expenses: Cell phone, professional fees and insurance required for performance of duties; car allowance of $150 per month; other per corporate expense reimbursement policy to be adopted.

10. Long Term Management Incentive Plan: On establishment, 10% of after payout (on a well by well basis) of income to plan from wells drilled on properties acquired during term of employment.

11. Indemnification: to extent permissible by law.

12. D&O Insurance at level to be determined by Board.

13. Standard Confidentiality, Non-Compete (6 months) and non-solicitation (12 months) provisions.

14. Benefits during period between January 1, 2004 and the effective date of an employment agreement (if entered into): at your option, the Company shall either (i) make a cash payment to you in the amount of 21% of the total amount of your retainer, plus VAT thereon, due for the said period; or (ii) acquire for you Managers Insurance Coverage as provided in above based on a monthly salary of $16,667 to cover the said period.

15. Law of Jurisidiction: Israel.

The above terms will be reflected in a Retention Agreement, to which shall be attached a draft of the Executive Employment Agreement, to be prepared as soon as reasonably possible and be subject to the approval of the Company's board of Directors.

Very truly yours,

ZION OIL & GAS, INC.

s/ John M. Brown
John M. Brown

ACCEPTED AND AGREED

s/ Philip Mandelker__
Philip Mandelker